UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: April 15, 2003
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-6217	94-1672743
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2200 Mission College Blvd., Santa Clara, California	95052-8119
(Address of principal executive offices)	(Zip Code)

(408) 765-8080
(Registrant's telephone number, including area code)

Item 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

12.1

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended March 29, 2003 and forward-looking statements relating to 2003 and the second quarter of 2003 as presented in a press release of April 15, 2003. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement.  The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1

Financial information for Intel Corporation for the quarter and the year ended March 29, 2003 and forward-looking statements relating to 2003 and the second quarter of 2003 as presented in a press release of April 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: April 15, 2003	By: /s/ Andy D. Bryant

Andy D. Bryant
Executive Vice President,
Chief Financial Officer and
Principal Accounting Officer